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                      SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C. 20549


                                FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934


     Date of Report (Date of Earliest Event Reported) September 29, 2005
                                                      -------------------


                         LYNCH INTERACTIVE CORPORATION
--------------------------------------------------------------------------------
         (Exact Name of Registrant as Specified in its Charter)



           Delaware             1-15097            06-1458056
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          (State or other     (Commission File     (IRS Employer
           Jurisdiction of     Number)              Identification)
           Incorporation)




     401 Theodore Fremd Avenue Rye, New York          10580
--------------------------------------------------------------------------------
     (Address of Principal Executive Offices)      (Zip Code)



    Registrant's Telephone Number, Including Area Code: 914-921-8821
                                                        -------------

ITEM 8.  Other Events.
         -------------
            Attached as Exhibit 99.1 is a copy of the press release announcing Lynch Interactive Corporation's annual meeting date.

                                    SIGNATURE

         Pursuant to requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               LYNCH INTERACTIVE CORPORATION


                                               /s/ John A. Cole
                                               ----------------
                                               John A. Cole
                                               Vice President, General
                                               Counsel and Secretary




Date: September 30, 2005

                                  EXHIBIT INDEX

Exhibit 99.1--Press Release of Lynch Interactive Corporation,  dated
              September 29, 2005.